Item 1 – Schedule of Investments

American Growth Fund American Growth Cannabis Fund
April 30, 2020
(unaudited)

Common Stock 91.00%	Shares	Market Value
Drug Manufacturers 23.05%
GW Pharmaceuticals Plc*	520	52,073
Merck & Company Inc. (new)	462	36,655
AbbVie Inc.	420	34,524
Bausch Health Companies Inc.*	1,085	19,660
Gilead Sciences Inc.	200	16,800
Akerna Corp.*	1,300	10,855
cbdMD Inc.*	10,000	9,633
		180,200
Application Software 22.43%
Microsoft Corporation	510	91,397
Teladoc Health Inc.	510	83,940
		175,338
Biotechnologies 12.38%
Corbus Pharmaceuticals Holdings*	5,880	38,102
Cara Therapeutics Inc.*	2,265	33,567
22nd Century Group Inc.*	13,220	12,429
Regeneron Pharmaceuticals Inc.*	20	10,518
Emerald Bioscience Inc – Ordinary*	21,255	2,126
		96,742
Agriculture 7.70%
Scotts Miracle-Gro Company (The)MID	485	60,155

Medical Devices 6.66%
Abbott Laboratories	565	52,031

Industrial Products 5.58%
Vestas Wind Systems A/S ADR U	1,525	43,638

Beverages – Alcoholic 3.90%
Constellation Brands Inc.	185	30,468

Consumer Packaged Goods 3.84%
Clorox Company (The)	100	18,644
Neptune Wellness Solutions Inc.*	4,600	9,614
Charlotte's Web Holdings Inc.*	390	1,774
		30,032

Retail – Cyclical 1.97%
AeroGrow International Inc.	7,100	15,407

Real Estate Investment Trusts 1.76%
Power REIT (MD)*	1,000	13,770

Exchange Traded Funds 1.73%
ETFMG Alternative Harvest	1,120	13,507

Computer Related Services, not elsewhere classified 0.00%
OBITX Inc.*[1]	33	0

Total Value Common Stocks (cost 583,785)	91.00%	711,288

Cash and Receivable, less liabilities	9.00%	70,384

Total Net Assets	100.00%	$781,672

*	Non-income producing security during last 12 months
[1]	Value was determined using significant unobservable inputs.

Gross Unrealized appreciation on investment securities	195,143
Gross Unrealized depreciation on investment securities	(67,640)
Net Unrealized depreciation on investment securities	127,503
Cost of investment securities for federal income tax purposes	583,785

Securities Valuations - The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.
The three levels of inputs are:
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of April 30, 2020, in valuing the Fund's assets carried at fair value:

Equity	Level 1	Level 2	Level 3	Total
Common Stock	$711,288	$0	$0	$711,288